Exhibit 99.1

PRESS RELEASE

Allwyn Entertainment, a Leading Multinational Lottery Operator, to Support Growth with New York Stock Exchange Listing in Partnership with Publicly-Traded Cohn Robbins Holdings Corp.

-Allwyn’s Total Enterprise Value in Proposed Transaction Expected to be Approximately $9.3 Billion; Transaction Provides CRHC Shareholders Discount to Enterprise Value-

-CRHC’s Sponsor Entity Commits $50 Million of Total PIPE Investment in Excess of $350 Million-

-Allwyn’s Strategy for Growth through Digitization, Acquisitions, License Tenders to be Strengthened by NYSE’s Premier Platform for Brand and Enhanced Capital Access-

LUCERNE, Switzerland and WILMINGTON, Delaware, United States, January 21, 2022 – Allwyn Entertainment, the new group-wide brand for SAZKA Entertainment AG (“Allwyn Entertainment” or “Allwyn” or the “Company”), a leading multinational lottery operator, today announced another significant step in its evolution to a global lottery-led entertainment platform: Allwyn’s intention to become a publicly-listed company on the New York Stock Exchange (NYSE) in partnership with NYSE-listed Cohn Robbins Holdings Corp. (CRHC), resulting in an expected total enterprise value for Allwyn of approximately $9.3 billion. As described below and subject to certain limitations, an innovative feature of the Transaction provides CRHC shareholders the opportunity to establish ownership stakes at a maximum enterprise value of approximately $8.7 billion. CRHC is Co-Chaired by its Co-Founders, Gary D. Cohn and Clifton S. Robbins.

Karel Komárek, Chairman of the Board of Allwyn and Founder of KKCG Investment Group, Allwyn’s majority owner, stated, “Listing on the NYSE is the next chapter in Allwyn’s history and track record of shared success benefitting players, communities, governments and investors. We forecast the business delivering attractive revenue, profit and cash flow growth, creating attractive long-term value for investors. Going public positions Allwyn to expand its shared success to more markets, while enhancing capital access to fund opportunities for accelerated growth. KKCG has known for years that Allwyn is an amazing business, and I am very proud that global investors will have the opportunity to participate in its further growth.”

Robert Chvatal, Chief Executive Officer of Allwyn, stated, “It is an opportune time for Allwyn to take this exciting step. Jurisdictions in Europe and North America should have higher expectations for the innovations their lotteries can deliver. With consumers expecting the option to experience and pay for entertainment online, Allwyn is building stronger, more individualized and more valuable relationships with our customers. We look forward to applying our experience in developing market-specific, culturally-attuned lottery entertainment to new customers and geographies as an NYSE-listed company.”

A Leader in the Large, Resilient and Growing Lottery Industry

The $300 billion global lottery industry is the largest constituent of the global gaming ecosystem by sales and wagers, with customer demographics and market dynamics characterized by high participation globally; resiliency through market cycles; and expected acceleration in growth from digitization and the trend toward increasing online sales.

With a history of robust organic growth complemented by value-accretive acquisitions, Allwyn’s management team has built a platform whose component businesses (on a 100% basis) collected approximately €16 billion in wagers over the 12-month period ended June 30, 2021. A leading multinational lottery operator, Allwyn operates lotteries in Austria, the Czech Republic, Greece, Cyprus and Italy, and forecasts approximately $810 million (€710 million) in Adjusted EBITDA from approximately $1.7 billion (€1.5 billion) in net gaming revenue in 2022. Pro forma net debt / 2022E Adjusted EBITDA is expected to be approximately 1.6x.

Allwyn is committed to the highest standards of player protection, with all Allwyn-operated lottery businesses currently certified for responsible gaming by European Lotteries and holding the highest level of responsible gaming certification (Level 4) from the World Lottery Association.

NYSE Listing and Capital Investment to Support Growth Strategy

Allwyn expects the NYSE listing to support its global growth strategy by:

-	Providing the Company with greater access to capital markets to complement its strong balance sheet and cash flow generation, enabling it to accelerate its successful organic and inorganic growth strategy;

-	Enhancing and expanding its global brand, including in highly attractive United States markets; and

-	Building upon its reputation for transparency as a longstanding issuer of publicly-traded bonds with the additional distinctions of being an SEC-regulated company listed on the world’s premier stock exchange.

Trends in developed countries’ lottery, igaming and sports betting markets indicate the potential for significant additional online penetration in markets where Allwyn operates, as well as in those it has targeted for expansion. In markets where online lottery has been introduced, both total market size and the retail lottery market have grown substantially.

Online users of Allwyn businesses have more than doubled in the past two years, enabling the Company to establish customer relationships and implement cross-selling initiatives that it expects to create greater value and benefit from low churn rates and customer acquisition costs.

The Company also has identified new market opportunities in Europe and the United States, via potential acquisitions and license tenders, in markets that represent approximately €129 billion in estimated 2022 lottery wagers.

Messrs. Gary D. Cohn and Clifton S. Robbins, Co-Founders and Co-Chairmen of Cohn Robbins Holdings Corp., stated, “We have worked with hundreds of management teams and invested in hundreds of companies in our careers, but we founded Cohn Robbins to seek out just one. We believe that Allwyn is the right company, in the right industry, at the right time and with the right leadership team. We are excited by the growth opportunities the Company has ahead of it and we look forward to providing our support. We also are very pleased to be bringing this transaction to Cohn Robbins shareholders in an innovative way and at an attractive valuation.”

A Valuable and Responsible Community Partner

More than $100 billion, or approximately one-third of worldwide annual lottery sales, has gone toward funding public programming in recent years, according to data collected from their members by the World Lottery Association and European Lotteries. Allwyn uses its platform and skills to the benefit of the communities it serves.

Since 2014, Allwyn’s business has provided major support for the renovation and modernization of Greece’s most important, largest and oldest children’s hospitals. The Company promotes active lifestyles as major sponsors of professional and mass sport, including Olympic teams, professional football and basketball teams, and after-school programs and activities for children. It is the biggest supporter of sports in Austria, with its subsidiary, Austrian Lotteries, making a guaranteed annual contribution of at least €80 million to sports, and having provided approximately €1.7 billion in sports funding since 1986. In the Czech Republic, 150,000 school children each year participate in a Company-sponsored Olympic-style multi-sport contest, and the Company supports more than 3,200 disadvantaged children in pursuing sports through the Czech Olympic Foundation. In Greece, Allwyn sponsors more than 175 sports academies serving more than 18,000 children, 28,000 parents and guardians, and 1,000 coaches.

Transaction Overview

Current Allwyn equity holders are expected to retain approximately 83% ownership in the Company, and no new shareholder of the Company will own a stake of more than 5% immediately following the transaction.

Allwyn’s expected implied pro forma total enterprise value of approximately $9.3 billion represents approximately 11.5x 2022E Adjusted EBITDA. However, due to a bonus pool of up to approximately 6.6 million CRHC shares to be made available exclusively to non-redeeming CRHC shareholders, such shareholders have the opportunity to establish ownership stakes at a maximum expected effective valuation multiple of 10.8x 2022E Adjusted EBITDA, or approximately $8.7 billion in total enterprise value. Bonus shares forfeited by redeeming shareholders will be distributed to non-redeeming shareholders on a pro rata basis, which is variable based on a range of exchange ratios for shares held by non-redeeming shareholders of between 1.08x and 1.40x, to be determined based on redemptions.  Assuming a price of $10.00 per share of CRHC common stock at the closing of the transaction, non-redeeming CRHC shareholders would receive, in exchange for each share of CRHC common stock held, shares of the post-combination company with value equating to between $10.80 (assuming no redemptions by CRHC shareholders) and $14.00 (assuming redemptions resulting in the maximum exchange ratio).

CRHC, a special purpose acquisition company, holds approximately $828 million of cash in trust. Concurrent with the consummation of the proposed transaction, investors have committed to purchase more than $350 million of securities of the combined company (the “PIPE investment”). The PIPE investment includes participation from a group of international investors, including $50 million from CRHC’s Sponsor entity.

The proposed transaction, which has been unanimously approved by both the Board of Directors of Allwyn and the Board of Directors of CRHC, is expected to close in the second quarter of 2022, subject to approval by CRHC’s stockholders, gaming regulatory approvals and other customary closing conditions.

Upon closing, Mr. Robbins will join Allwyn’s Board of Directors and Mr. Cohn will serve as a Special Advisor to Allwyn’s Board Chairman.

Advisors

PJT Partners is acting as financial advisor to Allwyn and KKCG, and is acting as joint placement agent on the PIPE. Kirkland & Ellis LLP and Clifford Chance are serving as legal advisors to Allwyn and KKCG.

Citi is acting as financial advisor to CRHC and joint placement agent on the PIPE. Credit Suisse is acting as Equity Capital Markets advisor to CRHC. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to CRHC.

Winston & Strawn LLP is serving as legal advisor to the placement agents.

Investor Webcast Information and Additional Materials

Beginning at 6:00 am EST on January 21, an investor webcast, in which management of Allwyn and CRHC will discuss the proposed transaction, will be available here as well as in the Investor Relations section of the CRHC website at www.cohnrobbins.com. An investor presentation also will be available on the CRHC and Allwyn websites.

About Allwyn Entertainment

Allwyn Entertainment is a lottery, entertainment, and digital gaming operator, with trusted brands delivering over €16bn in wagers. Allwyn is one of Europe’s largest and fastest growing lottery companies and its strong performance across its markets is helping to fund good causes in Austria, the Czech Republic, Greece, Cyprus and Italy.

About Cohn Robbins Holdings Corp.

Founded and listed on the NYSE in 2020, Cohn Robbins Holdings Corp. is Co-Chaired by Gary D. Cohn and Clifton S. Robbins. Mr. Cohn is Vice Chairman of IBM and has more than 30 years of financial services experience spanning the private and public sectors, having served as Assistant to the President of the United States for Economic Policy and Director of the National Economic Council from January 2017 until April 2018, and as President, Chief Operating Officer and a director of The Goldman Sachs Group, Inc. from 2006-2016. Mr. Robbins has more than 35 years of investment management experience, including as Founder and Chief Executive Officer of Blue Harbour Group from 2004-2020, a Managing Member of global growth investor General Atlantic Partners from 2000-2004, and as a General Partner of Kohlberg Kravis Roberts & Co. (“KKR”) where he worked from 1987-2000.

Refinancing

Allwyn may opportunistically access the debt capital markets in the near future and use a portion of the proceeds to refinance certain of its outstanding debt.  Allwyn does not anticipate that any such capital raise will affect its net debt except for non-material fees customary for such financings.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination between CRHC and the Company (the “Business Combination”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, the Company’s and CRHC’s expectations with respect to anticipated financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, and the timing of the completion of the Business Combination. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of CRHC’s registration statement on Form S-1 (File No. 333-240277), its Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2020 and its subsequent Quarterly Reports on Form 10-Q. In addition, there will be risks and uncertainties described in the Form F-4 and other documents filed by Allwyn Entertainment AG, a Swiss stock corporation (Aktiengesellschaft) (“Swiss NewCo”), and CRHC from time to time with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the Company’s and CRHC’s control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against CRHC or the Company following the announcement of the Business Combination; (2) the inability to complete the Business Combination, including due to the inability to concurrently close the Business Combination and the private placement of common stock or due to failure to obtain approval of the CRHC stockholders; (3) the risk that the transaction may not be completed by CRHC’s business combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by CRHC; (4) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the CRHC stockholders, the satisfaction of the minimum trust account amount following any redemptions by CRHC’s public stockholders and the receipt of certain governmental and regulatory approvals; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the Business Combination (“Business Combination Agreement”); (7) volatility in the price of CRHC’s securities; (8) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (9) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (10) costs related to the Business Combination; (11) changes in the applicable laws or regulations; (12) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (13) the risk of downturns and a changing regulatory landscape in the industry in which the Company operates; (14) the impact of the global COVID-19 pandemic; (15) the Company’s ability to obtain or maintain rights or licenses to operate in any market in which the Company operates; (16) the potential inability of the Company to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (17) the enforceability of the Company’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (18) other risks and uncertainties described in CRHC’s registration statement on Form S-1 and Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2020 and its subsequent Quarterly Reports on Form 10-Q. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The Company and CRHC caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. None of the Company or CRHC gives any assurance that the Company or CRHC will achieve its expectations. None of the Company or CRHC undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Projections

This communication contains financial forecasts for the Company with respect to certain financial results. Neither CRHC’s nor the Company’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this communication, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this communication. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this communication should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Additional Information about the Business Combination and Where to Find It

Additional information about the proposed business combination, including a copy of the Business Combination Agreement and investor presentation, will be provided in a Current Report on Form 8-K (the “Form 8-K”) to be filed by CRHC with the SEC. Allwyn Entertainment AG, a newly formed subsidiary of the Company, will file a registration statement on Form F-4 (the “Form F-4”) with the SEC. The Form F-4 will include a proxy statement of CRHC and a prospectus of Allywn Entertainment AG. The Form F-4 will be sent to each of CRHC’s shareholders, and Allywn Entertainment AG and CRHC will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Form 8-K, the Form F-4 and all other relevant materials filed or that will be filed with the SEC will be available at www.sec.gov.

Participants in the Solicitation

CRHC, the Company and Swiss NewCo and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of CRHC stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of CRHCs’ directors and officers in CRHC’s filings with the SEC, including CRHC’s registration statement on Form S-1, which was originally filed with the SEC on July 31, 2020. To the extent that holdings of CRHC’s securities have changed from the amounts reported in CRHC’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CRHC stockholders in connection with the Business Combination will be included in the proxy statement/prospectus relating to the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer and Non-Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of CRHC or Company, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Contacts

For media inquiries:
Adam Weiner / Caroline Gentile / Michael Herley

Arrowpath Advisors for Cohn Robbins Holdings Corp.
CRHCmedia@arrowpath.com

+1 212 596 7700

Dana Dvorakova for Allwyn Entertainment and KKCG:

dana.dvorakova@kkcg.com

For investor inquiries:

Ryan Lawrence, ICR

allwyn.ir@icrinc.com

IR@allwynent.com